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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                    FORM 8-K


                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) August 17, 1998



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
              (Exact name of registrant as specified in charter)



       Delaware                      0-16102            59-2840783
(State or Other Jurisdiction       Commission       (I.R.S. Employer
   Or Incorporation or             File Number         Identification
      Organization)                                        Number)


               1000 CRAWFORD PLACE, MT. LAUREL, NEW JERSEY  08054
                    (Address of principal executive offices)


                                 (609)235-6009
              (Registrant's telephone number, including area code)
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Item 5.   Other Events.
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Eastern Environmental Services, Inc. (the "Registrant") announced today that it entered into an Agreement and Plan of Merger with Waste Management, Inc. A copy of the joint press release by the Registrant and Waste Management, Inc. is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

99.1 Joint press release dated August 17, 1998 by the Registrant and Waste Management, Inc.






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               SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Eastern Environmental Services, Inc.

Date: August 17, 1998                By:  /s/ Robert M. Kramer
                                         --------------------------
                                         Robert M. Kramer
                                         Executive Vice President
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                                 EXHIBIT INDEX

Exhibit
  No.     Description
-------   -----------


 99.1 Joint press release dated August 17, 1998 by the Registrant and Waste Management, Inc.